Investor Presentation February 2010 Exhibit 99.1

Forward looking statements
Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of
Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-
Looking Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended
December 31, 2008 and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Property &
Facility
Management
25%
Project &
Development
Services
13%
LaSalle
Inv.
Mgmt.
10%
Advisory
Consulting &
Other 12%
Leasing
31%
Capital
Markets
8%
United
States 43%
United
Kingdom
10%
Continental
Europe
17%
Greater
China
6%
Developing &
Other Countries
10%
Japan  4%
India 3%
Australia
7%
Jones Lang LaSalle
(1)
Excludes equity losses
(2)
Includes Staubach revenue commencing July 11, 2008
2009 Revenue = $2.5 billion
Leading integrated services and investment management firm
… And Global Market Reach
Diversified Service Lines…
•
Leading global market positions bolstered by
over 30 mergers and acquisitions since 2005
•
Corporate Outsourcing drives growth and
provides annuity revenue
•
LaSalle Investment Management - a value
differentiator with profitable Advisory fees and
dry investment powder
•
Cash generating business model with low
leverage balance sheet
2009
2008
(2)
Americas 42% 35%
EMEA 26% 32%
Asia Pacific 22% 20%
LaSalle Investment Mgmt.
10% 13%
Consolidated 100% 100%
Revenue by Segment
(1)

2009 Financial Scorecard
•
Over 75 new Corporate Solutions wins
and expansions
•
Over $70 million actual vs. $50 million
projected in discretionary cost savings
•
$100 million in annualized compensation
savings from 2009 actions
•
Maintained adjusted operating margin of
6.6% vs. 2008
•
Financially strong: maintained investment
grade ratings and reduced net bank debt
by $334 million
Performance Highlights
A year of action and performance
$239M Adjusted EBITDA (1)
$1.75 Adjusted EPS (1)
$70M Adjusted Net Income (1)
$2.5B Revenue
$2.5B Market Capitalization
$129M Net Bank Debt
2009 Financial Summary
(1)
Adjusted for restructuring and non-cash co-investment charges

2009 Scorecard
Strong Balance Sheet Position
(1)
2009 and 2008 capital expenditures net of tenant improvement allowances received were $36 million and $102 million, respectively
Financial strength and powerful cash generation
($498)
(10)
(521)
(26)
(42)
(349)
(104)
$33
2008
$334 Net Debt Repayment / (Borrowing)
(8) Dividends
(118) Net Cash Outflows
201 Net Share Issuance & Other Financing
($ in millions)
Primary Uses of Cash
Net Cash from Operations
Cash Flow Summary
(39) Co-investments
$251
2009
(27) Acquisitions & Def. Business Obligations
(44) Capital Expenses
(1)
2010 Priorities
•
Continue debt repayment focus
with selective investments
•
Capital Expenditures to remain
consistent with 2009
•
Deferred Business Obligations of
approx. $100 million, including
1
st
deferred Staubach payment
•
Net Co-investments of approx.
$65-75 million
•
Successful equity raise, strong cash
generation and reduced spend
•
Reduced net bank debt to $129 million;
total debt of $523 million, including
Deferred Business Obligations
•
Maintained investment grade ratings
and bank covenant compliance

Beijing,
Hong Kong,
Moscow
Synchronized global crash becomes variable speed recovery
Capital Markets Leading Real Estate Fundamentals
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Asia Pacific
EMEA
Americas
Paris, Sydney, Seoul
London,
Shanghai
Atlanta, Detroit,
Singapore
Berlin, Los Angeles,
New York, Stockholm
Brussels, Milan, Mumbai, Tokyo
Rental growth
slowing
Rental growth
accelerating
Rents
bottoming out
Rental growth
falling
London, Sydney, Hong Kong
Beijing
Moscow, Mumbai, Tokyo
Shanghai
Berlin, Paris,
Washington DC
Amsterdam,
Brussels, Seoul
Chicago, Milan,
Los Angeles, Toronto
Singapore, Stockholm
Amsterdam, Washington DC
Atlanta, Detroit
Dallas, New York,
San Francisco
Chicago, Dallas
San Francisco, Toronto
Source: Jones Lang LaSalle
As of Q4 2009

Jones Lang LaSalle
Global strategy for renewed growth
G5
G1
G2
G4
G3
Build our leading local and regional market positions
Grow our leading positions in Corporate Solutions
Capture the leading share of global capital flows for investment sales
Strengthen LaSalle Investment Management’s leadership position
Connections: Differentiate by connecting across the firm, and with clients

Full productivity revenue of over $750 million
Acquisitions Since 2005 Growing Market Share
EMEA
Americas
Asia
Pacific
RL Davis
Leechiu
Creer
NSC
Sallmanns
Shore Industrial
Meghraj
Rogers Chapman
Littman Partnership
RSP Group
Area Zero
Hargreaves Goswell
Troostwijk Makelaars
KHK Group
Camilli & Veiel
GVA
Upstream
Tetris
Creevy LLH Ltd.
Brune
Alkas
Kemper’s
Churston Heard
Staubach
Spaulding & Slye
Zietsman
Klatskin
CRA
Standard Group
ECD
HIA TCF
Strengthening
our platform
and
connecting
our people
Asset Realty Managers
G1
•
Middle Market Corporate Solutions
•
Leasing
•
Capital Markets
•
Property Management
•
Project & Development Services
•
Retail
•
Industrial
•
Energy & Sustainability Services
•
Infrastructure
Market share growth
Product and services expansion

Full year revenue comparison
Local and Regional Services
Asia Pacific
EMEA
Americas
Leasing Capital Markets
$500
$227
$247
$173
$125
$133
$108
$373
$241
2007 2008 2009
$38
$339
$196
$107
$104
$60
$58
$114
$61
2007 2008 2009
$593
$781
$753
$557
$317
$203
G1
($ in millions) ($ in millions)
Growth with market share
Stabilizing after severe downturn

Growth
slowing
Falling
market
Growth
returns
Decline
slowing
2009 Americas Scorecard
Advisory &
Other 11%
CM 4%
Project &
Development
Services 15%
Property &
Facility Mgmt.
22%
Leasing 48%
2009 Americas Revenue =
$1,032 million
Market
Fundamentals
Capital
Markets
•
Property & Facilities Management annuity
revenue up 15% to $227 million for the year
•
Staubach integration successful, Leasing
revenue was up 34% versus 2008
•
Transitioned to commission model for cost
flexibility; net new add of 35 brokers
2010 Americas Priorities
•
Two primary objectives: grow market share and middle
market presence
•
Targeted investments in middle market teams and
product expertise
•
Innovative product offerings: Healthcare, Mobile
Engineering
• Cost containment
G1
Source: Jones Lang LaSalle
As of Q4 2009

Growth
slowing
Falling
market
Growth
returns
Decline
slowing
Advisory &
Other 18%
Leasing 27%
Capital Markets
17%
Project &
Development
Services 17%
Property &
Facility Mgmt.
21%
2009 EMEA Revenue =
$644 million
Capital
Markets
•
Stabilized businesses in developing markets
(e.g. Russia, Dubai)
•
Nearly $60 million of annualized base
compensation savings with 7 month payback
•
U.K. & France: market share gains in first
recovering markets
Market
Fundamentals
2009 EMEA Scorecard
•
Drive loss making businesses to improved profitability
•
Grow Retail business
•
Penetrate EMEA middle market corporates
•
Support success in global corporate mandates
2010 EMEA Priorities
G1
Source: Jones Lang LaSalle
As of Q4 2009

Growth
slowing
Falling
market
Growth
returns
Decline
slowing
Advisory &
Other 12%
Leasing 20%
Capital Markets
11%
PD&S 8%
Property &
Facility Mgmt.
49%
2009 Asia Pacific Revenue =
$539 million
Capital
Markets
•
Successfully achieved 50% annuity revenue in region
•
7% full-year revenue growth in Property & Facility
Management; 16% growth in Q4
•
Leveraged China investment: 20% revenue growth
•
Fourth-quarter transaction activity improvement
Market
Fundamentals
2009 Asia Pacific Scorecard
2010 Asia Pacific Priorities
•
Protect and grow annuity; reduce cyclicality
•
Maximize recovering market opportunities
•
Penetrate domestic corporates with tailored local services
•
Leverage infrastructure to increase margin
G1
Source: Jones Lang LaSalle
As of Q4 2009

Leading position with unique expertise across services & geographies
•
Accelerate new client wins and innovate for existing clients to broaden relationship
- 47 new wins in 2009 vs. 43 in 2008
- 31 expansions and 44 renewals in 2009
- 170 million sq ft added; 34% increase from December 31, 2008
•
Target new industry segments for continued market share growth
- Replicate Financial/Pharma/IT success
•
Tailor regional solutions in EMEA and Asia Pacific; support global client needs
Global Corporate Solutions
Integrated
Facility
Management
Transaction
Management
Project
Management
Lease
Administration
Mobile
Engineering
Energy &
Sustainable
Services
Strategic
Consulting
Retail
Outsourcing
Corporate
Finance /
CMG
Client
Relationship
Management
New Client Wins Accelerate
0 10 20 30 40 50
2008
2009
G2

Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Investment
Sales
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Leasing
Receivership
Services
Development &
Construction
Management
Property & Asset
Management
Loan
Restructuring &
Debt Advisory
Research on
Local Martkets
Planning &
Developing
Strategic
Review
Investment
Sales
Connecting
clients to
innovative
solutions
Connecting
clients to
innovative
solutions
Direct Commercial Real Estate Investment
2010 Priorities
•
Wide geographical coverage and on
the ground strength
•
Cross-border teams connecting JLL
clients with capital and opportunities
•
JLL Hotels leveraging leading global
markets position
Capture Global Capital Flows for Investment Sales
Positioned to leverage leading share as markets recover
G3
0
50
100
150
200
250
300
350
Americas Europe Asia Pacific
2005 2006 2007 2008 2009 2010 Forecast
+50-60%
+20-30%
+30-50%
($ in billions)
Source: Jones Lang LaSalle

•
Advisory fees deliver stable margins
•
Over $4 billion net equity raised despite challenging
real estate markets
•
Limited investments given market uncertainties
LaSalle Investment Management
Note: AUM data reported on a one quarter lag
Advisory fees NOI, contractual or equity-based; typically more stable than Assets Under Management which are impacted
at least quarterly by market fluctuations
Premier global investment manager with profitable Advisory Fees
$101.4
$127.9
$178.1
$245.1
$277.9
$242.2
Advisory
Fees
(in millions)
Year
Ending
AUM
(in billions)
Annuity
Fees as %
of AUM
2009 $39.9 0.61%
2008 $46.2 0.60%
2007 $49.7 0.49%
2006 $40.6 0.44%
2005 $29.8 0.43%
2004 $24.1 0.42%
•
Leverage scale and major market presence to gain
share
•
Strong financial partner for clients supported by JLL
balance sheet
2009 Scorecard
2010 Priorities
G4

Connecting
JLL to add
value for
clients
JLL
Brand
Market
Knowledge &
Experience
Thought
Leadership &
Research
Colleagues
Sharing
Relationships
Extensive
Capabilities
& Products
Client First
www.joneslanglasalle.com
G5
Technology
JLL OneView
Connecting Across the Firm and With Clients
Technology enabling value added connections

Energy and Sustainability Services
Energy conservation and cost savings a growing priority
“I chose Ray Quartararo and Jones
Lang LaSalle because of our
successful history together taking on
and figuring out difficult projects and
the company’s deep sustainability
expertise and track record.”
--Anthony E. Malkin, Building Owner,
Empire State Building Company
• Over 540 LEED Accredited Professionals
• 116 LEED projects globally, including
• 1st LEED Platinum high-rise; One Bryant Park, New York
• 1st LEED building registered in India; Sohrabji Godrej Green
• Documented over $100M in energy savings for clients
• Reduced 465,000 tons of greenhouse gas emissions
• Equivalent to the emissions of nearly 70 million gallons of gasoline consumed
Making an Impact in 2009
G5

Jones Lang LaSalle
Setting the industry standard for real estate service companies
Premier Leading Global Platform
- Approximately 180 offices in over 60 countries worldwide
- Research-driven global investment management business
- Client demands for global expertise satisfied by few providers
Positioned for Short and Long Term Success
- Premier and expanding position in the corporate outsourcing space
- Expand share in local markets
- Leading global investment management business
Solid Financial Strength and Position
- Diversified revenues by service line and geography
- Solid balance sheet with investment-grade ratings
- Strong global platform positioned for opportunity & market recovery

19 Appendix

    1st and 2nd payments can be deferred an additional 12 months each based on performance
(1)
•
Jones Lang LaSalle and The Staubach Company closed the
transaction to merge operations on July 11, 2008
-
Staubach to receive guaranteed payments of $613 million, plus additional earn out opportunities of up to $114 million based on performance milestones
-
$223 million consideration at close
-
$123 million paid in cash, $100 million paid in Jones Lang LaSalle stock
-
$390 million of deferred payments (present value $339 million)
-
1
st
payment = $78m (August 2010), 2
nd
payment = $156m (August 2011) , 3
rd
payment = $156m (August
2013)
(1)
-
Approximately $8 million of intangible asset amortization remaining
-
Less than $2 million anticipated in 2010
-
Approximately $2 million of P&L integration expense expected in 2010
Staubach Acquisition - Transaction Overview

Quarterly service line revenue by region
2009 Revenue Detail
Asia Pacific
EMEA
Americas
Leasing Capital Markets
($ in millions) ($ in millions)
$112
$176
$30
$37
$36
$70
$17
$24
$26
$42
$90
$121
Q1 Q2 Q3 Q4
$10
$14
$16
$23
$30
$39
$5
$10
$15
$28
$8
$6
Q1 Q2 Q3 Q4
$137
$182
$174
$288
$28
$39
$55
$81
Full Year = $781
Full Year = $203

Asia Pacific
EMEA
Americas
Property & Facility
Management
Project & Development
Services
($ in millions) ($ in millions)
$52
$80
$30
$29
$33
$44
$61
$63
$68
$74
$43
$51
Q1 Q2 Q3 Q4
$134
$143
$153
$198
$35
$44
$21
$26
$27
$35
$11
$10
$11
$12
$39
$41
Q1 Q2 Q3 Q4
$71
$77
$73
$91
Full Year = $628
Full Year = $312
2009 Revenue Detail
Quarterly service line revenue by region

Asia Pacific
EMEA
Americas
Advisory, Consulting & Other
($ in millions)
$29
$31
$24
$29 $29
$40 $12
$15
$17
$21
$21
$29
Q1 Q2 Q3 Q4
$57
$73
$75
$92
Full Year = $297
2009 Revenue Detail
Quarterly service line revenue by region

100% $39.9 Total AUM
17.7% $7.1
Total Public
Securities
82.3% $32.8 Total Private Equity
19.1% $7.6 Asia Pacific Private
Equity
31.2% $12.4 North American Private
Equity
32.0% $12.8 European Private
Equity
%
Assets Under
Management
Product
•
Advisory fees
•
$7.1 billion of assets
under management
(51% growth over 2008)
Public Securities
(Firm’s co-investment =
$0.1MM)
•
Advisory fees
•
Incentive fees
•
Equity earnings
•
$16.2 billion of assets
under management
(11% decline from 2008)
Fund Management
(Firm’s co-investment =
$146.2MM)
•
Advisory fees
•
Transaction fees
•
Incentive fees
•
Equity earnings
•
$16.7 billion of assets
under management
(29% decline from 2008)
Separate Account
Management
(Firm’s co-investment =
$21.3MM)
Typical Fee
Structure
Q4 2009 Statistics
(1)
Description
A global business and differentiator
LaSalle Investment Management
(1)
AUM data reported on a one quarter lag

2009 2008 2007 2009 2008 2007
GAAP Net income (loss) 52.0 $       41.2 $       104.7 $      (4.1) $        83.5 $       256.5 $
Shares (in 000's) 43,671 35,060 33,102 38,543 34,205 33,578
GAAP Earnings (loss) per share 1.19 $       1.17 $       3.16 $       (0.11) $      2.44 $       7.64 $
GAAP Net income (loss) 52.0 $       41.2 $       104.7 $      (4.1) $        83.5 $       256.5 $
Restructuring, net of tax 8.1 15.1 -              35.6 22.8 -
Non-cash co-investment charges, net of tax 2.8 3.7 -              38.5 4.4 -
Adjusted Net income 62.9 $       60.0 $       104.7 $      70.0 $       110.7 $      256.5 $
Shares (in 000's) 43,671 35,060 33,102 40,106 34,205 33,578
Adjusted Earnings per share 1.44 $       1.71 $       3.16 $       1.75 $       3.24 $       7.64 $
Three Months Ended Twelve Months Ended
December 31, December 31,
($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the calculation of full-year 2009 GAAP EPS as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA
2009 2008 2007 2009 2008 2007
Net income (loss) 52.0 $       41.2 $       104.7 $      (4.1) $        83.5 $       256.4 $
Add:
Interest expense, net of interest income 11.5          13.3          3.0            55.0          30.6          13.1
Provision for income taxes 15.5          13.5          31.7          5.7            28.7          87.6
Depreciation and amortization 18.7          26.7          16.7          83.3          90.6          55.6
EBITDA 97.7 $       94.7 $       156.1 $      139.9 $      233.4 $      412.7 $
Non-cash co-investment charges 3.6            4.9            -            51.3          5.8            -
Restructuring 10.8          20.1          -            47.4          30.4          -
Adjusted EBITDA 112.1 $      119.7 $      156.1 $      238.6 $      269.6 $      412.7 $
Three Months Ended
December 31, December 31,
Twelve Months Ended

Chicago, Dallas, Denver, Philadelphia
London, Milan, Tokyo
New York, San Francisco
Beijing,
Hong Kong,
Moscow
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Asia Pacific
EMEA
Americas
Paris, Sydney, Seoul
London,
Shanghai
Atlanta, Detroit,
Singapore
Berlin, Los Angeles,
New York, Stockholm
Brussels, Milan, Mumbai, Tokyo
Amsterdam, Washington DC
Chicago, Dallas
San Francisco, Toronto
Capital Values
Investment sales ahead of fundamentals
Q4 2008 Q4 2009
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Amsterdam, Seoul,
Stockholm
Boston, Brussels, Paris, Toronto
Hong Kong, Moscow,
Mumbai, Singapore, Shanghai
Atlanta,
Berlin, Detroit
Beijing
Sydney
Washington DC

Asia Pacific
EMEA
Americas
Rental growth
slowing
Rental growth
accelerating
Rents
bottoming out
Rental growth
falling
London, Sydney, Hong Kong
Beijing
Moscow, Mumbai, Tokyo
Shanghai
Berlin, Paris,
Washington DC
Amsterdam,
Brussels, Seoul
Chicago, Milan,
Los Angeles, Toronto
Singapore, Stockholm
Atlanta, Detroit
Dallas, New York,
San Francisco
Dallas
Seoul
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Detroit
Amsterdam, Edinburgh,
Frankfurt, Paris, Rome
Dublin,
Moscow, Shanghai,
Stockholm
Brussels, Hong Kong,
London, Sydney
Atlanta, Beijing, Boston,
Chicago, Denver, Los Angeles,
Madrid, New York, San Francisco
Berlin, Toronto
Mumbai,
Philadelphia
Milan, Singapore, Washington DC
Tokyo
Local and Regional Services
Occupier position strengthened in shifting market
Q4 2008 Q4 2009